Report of Independent
Registered Public Accounting
Firm

To the Shareholders and
Board of Trustees of
Money Market Obligations Trust

In planning and performing
 our audits of the financial
 statements of Government
Obligations
Fund Government Obligations
 TaxManaged Fund Municipal
Obligations Fund Prime Cash
Obligations Fund Prime
Management Obligations
Fund Prime Obligations
Fund Prime Value
Obligations Fund Tax
Free Obligations Fund
and Treasury Obligations
 Fund collectively the
Funds each a portfolio
of Money Market Obligations
 Trust as of and for
the year ended July 31
2008 in accordance with
the standards of the
Public Company Accounting
Oversight Board
United States we
considered the Funds
 internal control over
 financial reporting
including controls
over safeguarding
securities as a basis
 for designing our
 auditing procedures
for the purpose of
expressing our opinion
 on the financial
statements and to
comply with the
requirements of Form
NSAR but not for
 the purpose of
 expressing an
opinion on the
effectiveness of
the Funds internal
control over financial
 reporting Accordingly
 we express no such opinion

Management of the Funds
 is responsible for
establishing and
maintaining effective
internal
control over financial
 reporting In fulfilling
 this responsibility
estimates and judgments by
management are required
 to assess the expected
benefits and related costs
 of controls A
companys internal control
 over financial reporting
is a process designed to
provide reasonable
assurance regarding the
reliability of financial
 reporting and the
 preparation of financial
statements for external
 purposes in accordance
 with generally accepted
 accounting principles A
companys internal control
 over financial reporting
includes those policies
 and procedures that 1
pertain to the maintenance
 of records that in
reasonable detail
accurately and fairly
reflect the
transactions and
dispositions of the
assets of the company
 2 provide reasonable
 assurance that
transactions are
recorded as necessary
 to permit preparation
 of financial statements
 in accordance
with generally accepted
accounting principles
and that receipts and
expenditures of the company
are being made in accordance
 with authorizations of
management and directors
 of the company
and 3 provide reasonable
assurance regarding
prevention or timely
detection of the unauthorized
acquisition use or
disposition of the
companys assets that
 could have a material
 affect on the
financial statements

Because of its inherent
 limitations internal
control over financial
reporting may not prevent
or
detect misstatements Also
projections of any
evaluation of
effectiveness to
future periods are
subject to the risk
that controls may
become inadequate
 because of changes
 in conditions or that
the degree of compliance
 with the policies or
procedures may deteriorate

A deficiency in internal
 control over financial
 reporting exists when
the design or operation
 of a
control does not allow
 management or employees
 in the normal course
of performing their
assigned functions
to prevent or detect
misstatements on a
timely basis A material
 weakness is a
deficiency or a
combination of
deficiencies in
internal control
over financial
reporting such that
there is a reasonable
 possibility that
a material misstatement
 of the Funds annual or
interim
financial statements
will not be prevented
or detected on a timely
 basis

Our consideration of
 the Funds internal
 control over financial
reporting was for the
limited
purpose described in
the first paragraph
and would not
necessarily disclose
 all deficiencies in
internal control that
 might be material
weaknesses under
standards established
 by the Public
Company Accounting
 Oversight Board
United States However
 we noted no deficiencies
 in the
Funds internal control
 over financial
reporting and its
 operation including
controls over
safeguarding securities
 that we consider to
 be a material weakness
 as defined above as
 of July 31 2008

This report is intended
 solely for the
information and
use of management
and the Board of
Trustees of Money
 Market Obligations
 Trust and the
Securities and
Exchange Commission
and is
not intended to be
 and should not be
 used by anyone other
 than those specified
parties





s KPMG LLP
Boston Massachusetts
September 24 2008